STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                            ISI STRATEGY FUND, INC.


                        40 West 57th Street, 18th Floor
                           New York, New York 10019

--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD
  BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MARCH 1, 2006. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE
COMMISSION AND IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY PART OF, THIS
  SAI. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT
   CHARGE FROM YOUR SECURITIES DEALER OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 40 WEST 57th STREET, 18th FLOOR, NEW YORK,
                        NEW YORK 10019, (800) 955-7175.

           Statement of Additional Information Dated: March 1, 2006


                                      for

                           ISI Strategy Fund Shares

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
GENERAL INFORMATION AND HISTORY...........................................   1
INVESTMENT OBJECTIVES AND POLICIES........................................   1
INVESTMENT RESTRICTIONS...................................................   7
VALUATION OF SHARES AND REDEMPTIONS.......................................   8
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS......................   9
MANAGEMENT OF THE FUND....................................................  13
INVESTMENT ADVISORY AND OTHER SERVICES....................................  19
ADMINISTRATION............................................................  22
DISTRIBUTION OF FUND SHARES...............................................  23
PORTFOLIO HOLDINGS........................................................  27
BROKERAGE.................................................................  29
CAPITAL SHARES............................................................  31
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS....................................  32
PROXY VOTING POLICIES AND PROCEDURES......................................  32
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.........................  32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................  33
LEGAL MATTERS.............................................................  33
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................  33
PORTFOLIO TURNOVER........................................................  34
FINANCIAL STATEMENTS......................................................  34
APPENDIX A................................................................ A-1

GENERAL INFORMATION AND HISTORY

   ISI Strategy Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund has one class of shares: ISI Strategy Fund Shares (the "Shares").


   The Fund's Prospectus contains important information concerning the shares and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175 or from securities dealers authorized to sell Shares (each a "Participating Dealer") that offer Shares to prospective investors. A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a "Shareholder Servicing Agent"). Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information for the Fund and its business that is contained elsewhere in the Registration Statement about the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


   The Fund was incorporated under the laws of the State of Maryland on June 12, 1997. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on September 16, 1997.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

   The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between diversified investments in common stocks of U.S. issuers and U.S. Treasury Securities. The Fund may make other investments, including securities index futures contracts and Standard & Poor's Depositary Receipts ("SPDRs").

   The allocation of the Fund's assets will be reviewed periodically in light of the forecasts of the Fund's investment advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor") and may be changed when ISI determines it appropriate. The Fund's assets will be rebalanced on a quarterly basis if, at that time, the market value of the equity portion of the portfolio is below 40% or above 80% of the Fund's total assets.

   Los Angeles Capital Management and Equity Research, Inc. ("LA Capital" or
the "Sub-Advisor") will manage the equity portion of the Fund's Portfolio. LA Capital focuses on building and maintaining portfolios based on the Wilshire 5000 Index ("Wilshire 5000" or "Index") and other custom-structured U.S. equity applications, and, as of December 31, 2004, had approximately $3.2 billion under management in thirty-three equity portfolios. In managing the common stocks of U.S. issuers in the Fund's portfolio, LA Capital will attempt to capture the return of the broad U.S. equity market. Ultimately, LA Capital seeks to have the performance of the Fund's equity portfolio approximately resemble that of the Wilshire 5000, plus 1-2%, with volatility that from time to time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Nearly 7,000 medium- and small-capitalization stocks are included in the Index. In constructing the Fund's portfolio, LA Capital will utilize stock selection techniques that are intended to capture incremental return over and above the Wilshire 5000. The investment process involves over-weighting stocks that are viewed to have positive performance attributes and under-weighting stocks that are viewed to have a negative performance outlook. Deviations from a Wilshire 5000 characteristic profile are closely monitored and controlled as part of the management process. LA Capital may use securities index futures contracts and SPDRs to gain market exposure without purchasing individual stocks. For example, the Fund may invest in security index futures contracts on the Standard & Poor's 500 Index ("S&P 500") and the Russell 2000 Index as well as S&P 500 SPDRs and S&P MidCap 400 Index SPDRs for market exposure.

   ISI will manage the U.S. Treasury Securities (as defined below) in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. ISI will be free to take advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of such securities held in the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by Edward S. Hyman, Chairman of the Fund and the Advisor. There can be no assurance that such economic analysis will accurately predict interest rate trends or that portfolio strategies based on the economic analysis of Mr. Hyman will be effective.

   The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

   Except as specifically identified in the section entitled "Investment Restrictions" in this SAI, the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined in the section entitled "Capital Shares"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

COMMON STOCKS

   The Fund will invest in common stocks of U.S. issuers, which are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of the common stocks held by the Fund will cause the value of the Shares to fluctuate.

U.S. TREASURY SECURITIES

   The Fund will invest in U.S. Treasury Securities, which are considered among the safest of fixed-income investments. Because of this added safety, the yields available from U.S. Treasury Securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the U.S. Treasury Securities held by the Fund is longer.

STANDARD & POOR'S DEPOSITARY RECEIPTS

   The Fund may invest in SPDRs, which are shares of common stock in a unit investment trust ("UIT") traded on the American Stock Exchange. SPDRs represent a proportionate undivided interest in a basket of securities owned by the UIT, which consists of substantially all of the common stocks, in substantially the same weighting, as the component stocks of a specified S&P index. The performance of a SPDR is intended to track the performance of the component stocks of the relevant S&P index. The composition and weighting of the securities owned by the UIT will be adjusted from time to time to conform to periodic changes in the volatility and relative weightings of such S&P index. The Fund's investment in SPDRs will be subject to limitations on investment in other investment companies (see the section entitled "Investment Restrictions"). An investment in SPDRs is subject to the same risk of fluctuation in value as the basket of common stocks underlying the SPDR. In particular, the price at which the underlying SPDR securities may be sold and the value of the SPDR may be adversely affected if the secondary trading markets for the SPDRs are limited or absent. Additionally, the basket of common stocks underlying the SPDR may not exactly replicate the performance of the specified index because of transaction costs and other expenses. The basket of common stocks underlying the SPDR may also be unable to fully replicate the performance of the specified S&P index due to the temporary unavailability of certain underlying securities or due to other extraordinary circumstances.

REPURCHASE AGREEMENTS

   The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from creditworthy financial institutions, such as banks and broker-dealers,
                                       3
subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor and the Sub-Advisor (collectively, the "Advisors"). The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

WHEN-ISSUED SECURITIES

   The Fund may purchase U.S. Treasury Securities, at their current market value, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date, therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

FUTURES CONTRACTS

   The Fund may enter into in securities index futures contracts in order to obtain exposure to certain market segments, facilitate allocation of investments among asset classes and hedge the portfolio's investments. A securities index futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the trade is made. No physical delivery of the underlying stocks in the index is made. Securities index futures contracts ("Futures Contracts") will be entered on domestic exchanges and boards of trade, subject to applicable Commodity and Futures Trading Commission ("CFTC") Rules. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

   Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier. " The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant ("FCM") (i.e. futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   In connection with transactions in Futures Contracts, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term U.S. government securities. The initial margin required for a Futures Contract is set by the exchange on which the contract is traded with review and oversight by the CFTC. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the Futures Contract. The Fund will not enter into Futures Contracts, if immediately thereafter, the sum of the amounts of initial margin deposits on the Fund's open futures contracts entered into for other than "bona fide hedging" would exceed 5% of the value of the Fund's total assets.

   Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire common stocks, is to attempt to protect the Fund from market fluctuations, obtain exposure to a particular market or market segment without actually buying or selling securities, and/or facilitate the allocation of investments among asset classes. For example, if the Fund owns stocks replicating the Wilshire 5000, the Fund might sell index Futures Contracts based on such index as a hedge against market decline. The use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

   To the extent the Fund enters into Futures Contracts for these purposes, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

     Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Gains and losses on Futures Contracts depend on the Advisor's ability to predict correctly the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a market decline and instead the market rises, the Fund will lose part or all of the benefit of the increased value of its securities portfolio which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

   Other risks associated with the use of Futures Contracts are (i) imperfect correlation between the price of Futures Contracts and movements in the prices of the securities underlying the index or of the securities being hedged in the case of bona fide hedging strategies; (ii) the fact that skills needed to use these investment strategies are different from those needed to select portfolio securities; (iii) the possible absence of a liquid secondary market for any particular instrument at any particular time; and (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences. The risk that the Fund will be unable to close out a futures position will be minimized by only entering into futures contracts for which there appears to be a liquid exchange or secondary market. In addition, the possible risk of loss of trading futures contracts in certain strategies can be substantial, due to both the low margin deposits required and the high degree of leverage involved in futures pricing.

   Various additional risks exist with respect to the trading of futures. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits, " established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general market trends by the Advisor may still not result in a successful transaction.

OTHER INVESTMENTS

   For temporary defensive purposes, the Fund may invest up to 100% of its assets in high quality, short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government.
                                       6

INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. government, its agencies and instrumentalities are not considered an industry);

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. government, its agencies and instrumentalities;

3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

4. Invest in real estate or mortgages on real estate;

5. Purchase or sell commodities or commodities contracts (except that the Fund may purchase or sell futures contracts based on underlying securities indexes);

6. Act as an underwriter of securities within the meaning of the federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7. Issue senior securities; or

8. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objective and policies.


The following investment restrictions may be changed by a vote of the majority of the Board of Directors of the Fund (the "Board"). The Fund will not:

1. Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

2. Invest more than 15% of the value of its net assets in illiquid securities.

VALUATION OF SHARES AND REDEMPTIONS

VALUATION OF SHARES

   The net asset value per Share is determined daily as of the close of the New York Stock Exchange ("NYSE") each day on which the NYSE is open for business (a "Business Day"). The NYSE is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

REDEMPTIONS

   The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

   Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined.

   The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

ANTI-MONEY LAUNDERING PROGRAM

   Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

   The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as, administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

   The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and
(b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

   For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.
                                       9

   In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement"). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

   The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment company taxable income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

   Although the Fund intends to distribute substantially all of its net investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

   If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

   Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid to you in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

     The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.


   If the net asset value at the time you purchase Shares reflects undistributed investment company taxable income, recognized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.


   If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

   Mutual fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of the Fund's dividend distribution may be a "qualified dividend". If a shareholder meets the required holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

   Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to you in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.


   Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as return of capital to the extent of the shareholder's tax basis in his/her Shares. Any excess will be treated as gain from the sale of those Shares. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.


   The Fund will provide a statement annually to you as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction and the percentage of qualified dividends.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

     The sale, exchange or redemption of a Share is a taxable event to you. Generally, gain or loss on the sale, exchange or redemption of a Share will be a capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at the long-term capital gains rate and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within the period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.


   If you (1) incur a sales load in acquiring Shares, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire Shares of another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired Shares.

   In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, a portion of any distributions paid to you if you
(1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service ("IRS"), or
(3) have failed to certify to the Fund that you are not subject to backup withholding.


FEDERAL EXCISE TAX

   If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES


   Depending upon state and local law, distributions by the Fund and the ownership of Shares may be subject to the state and local taxes. Rules of the state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

FOREIGN SHAREHOLDERS

   Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

   Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate
of 30% provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

   If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

   The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the IRS with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.


MANAGEMENT OF THE FUND


   The overall business affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, administrator, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisors or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisors, the Distributor and the Fund's administrator. Seventy-five percent of the Directors of the Fund have no affiliation with the Advisors, the Distributor or the Fund's administrator.


DIRECTORS AND OFFICERS


     The following information is provided for each Director and Executive Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and Executive Officer is 40 West 57th Street, 18th Floor, New York, New York 10019.

                                                                                          NUMBER OF
                                                                                          FUNDS IN
                                                                                            FUND
                                                      LENGTH                               COMPLEX
                                      POSITION        OF TIME  PRINCIPAL OCCUPATION(S)   OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, DATE OF BIRTH AND ADDRESS     WITH THE FUND     SERVED  DURING THE PAST FIVE YEARS  DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              Director; Chairman,    since  Private Equity Investor         4      Director, Broadwing
5/27/37                         Compensation           1998   (1997 to present).                     Corporation
                                Committee; Member,                                                   (telecommunication
                                Audit and Compliance                                                 services) (July 2000 to
                                Committee, and                                                       present), Brown
                                Nominating Committee                                                 Investment Advisory &
                                                                                                     Trust Company
                                                                                                     (trust company) (February
                                                                                                     2001 to present); and
                                                                                                     Franklin Resources, Inc.
                                                                                                     (financial services)
                                                                                                     (October 2005 to
                                                                                                     present)

W. Murray Jacques               Director; Chairman,    since  Principal, CM Coastal           4      None
03/28/36                        Nominating Committee;  2002   Development, LLC (real
                                Member, Audit and             estate development)
                                Compliance Committee,         (2002 to present);
                                and Compensation              President, WMJ
                                Committee                     Consulting, LLC (real
                                                              estate investment
                                                              management company)
                                                              (1999 to present);
                                                              Chairman, Saint David's
                                                              School (2002 to present).
                                                              Formerly, Chairman and
                                                              Chief Executive Officer,
                                                              VIB Management, Inc.
                                                              (asset management
                                                              company) (1994 to
                                                              1999).

Louis E. Levy                   Director; Chairman,    since  Director, Household             4      None
11/16/32                        Audit and Compliance   1997   International (banking
                                Committee; Member,            and finance) (1992 to
                                Nominating Committee,         2004), Retired partner,
                                and Compensation              KPMG (accounting firm)
                                Committee                     (1958 to 1990).
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
Edward S. Hyman                 Director               since  Chairman, International         4      Director, Capital Trust
4/8/45/(1)/                                            1997   Strategy & Investment,                 (real estate investment
                                                              Inc. (registered                       trust) (since March
                                                              investment advisor)                    2005).
                                                              (1991 to present);
                                                              Chairman and President,
                                                              International Strategy &
                                                              Investment Group, Inc.
                                                              (registered broker-dealer)
                                                              (1991 to present).


--------
/1/ Considered to be an interested person, as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.

----------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------
R. Alan Medaugh                  President       since 1997        President, International Strategy &
8/20/43                                                            Investment, Inc. (registered investment
                                                                   advisor) (1991 to present). Director,
                                                                   International Strategy & Investment Group,
                                                                   Inc. (registered broker-dealer) (1991 to
                                                                   present).

Nancy Lazar,                     Vice President  since 1997        Executive Vice President, Assistant
(8/1/57)                                                           Treasurer, and Secretary of International
                                                                   Strategy & Investment, Inc. (registered
                                                                   investment advisor) (1991 to present);
                                                                   Executive Vice President, Assistant
                                                                   Treasurer and Secretary of International
                                                                   Strategy & Investment Group, Inc.
                                                                   (registered broker-dealer) (1991 to present).

Carrie L. Butler                 Vice President  since 1997        Managing Director, International Strategy &
5/1/67                                                             Investment, Inc. (registered investment
                                                                   advisor) (2000 to present); Formerly,
                                                                   Assistant Vice President, International
                                                                   Strategy & Investment, Inc. (registered
                                                                   investment advisor) (1991 to 2000).

Edward J. Veilleux               Vice President  since 1997        President, EJV Financial Services, LLC
8/26/43                                                            (consulting and compliance services firm)
5 Brook Farm Court Hunt Valley,                                    (May 2002 to present); Senior Vice
MD 21030                                                           President, PBHG Funds (January 2005 to
                                                                   present); Officer of various investment
                                                                   companies for which EJV Financial Services
                                                                   provides consulting and compliance services
                                                                   (May 2002 to present); Formerly, Trustee,
                                                                   Devcap Trust (registered investment
                                                                   company) (2000 to 2003); Director,
                                                                   Deutsche Asset Management (formerly B.T.
                                                                   Alex Brown, Inc.) (October 1965 to May
                                                                   2002); Executive Vice President, Investment
                                                                   Company Capital Corp. (registered investment adviser)
                                                                   (May 1987 to May 2002).

Stephen V. Killorin              Vice President, since 2002        Executive Managing Director and Chief
6/27/53                          Treasurer,      (Chief Compliance Financial Officer, International Strategy &
                                 Chief           Officer since     Investment, Inc. (registered investment
                                 Compliance      September 2004    advisor) (December 2000 to present);
                                 Officer, and    and Chief         Executive Managing Director and Chief
                                 Chief           Financial Officer Financial Officer, International Strategy &
                                 Financial       since December    Investment Group, Inc. (registered broker-
                                 Officer         2004)             dealer) (December 2000 to present);
                                                                   Formerly, Controller, Sanford C. Bernstein
                                                                   & Co., Inc. (registered investment advisor)
                                                                   (November 1999 to December 2000) and
                                                                   Managing Director, Deutsche Bank (May
                                                                   1994 to November 1999).

Thomas D. Stevens                Vice President  since 1997        Chief Executive Officer and President, Los
5/27/49                                                            Angeles Capital Management and Equity
1150 Santa Monica Blvd;                                            Research, Inc. (registered investment
Suite 200, Los Angeles, CA 90025                                   advisor)(2002 to present); Formerly, Senior
                                                                   Managing Director and Principal, Wilshire
                                                                   Associates, Inc. (registered investment
                                                                   advisor) (1980 to 2002); Chief Investment
                                                                   Officer, Wilshire Asset Management
                                                                   (registered investment advisor) (1986 to
                                                                   2002).

Margaret M. Beeler               Secretary       since 2004        Managing Director, International Strategy &
3/1/67                                                             Investment, Inc. (registered investment
                                                                   advisor) (July 2004 to present). Formerly,
                                                                   Associate Managing Director (2000 - July
                                                                   2004) and Assistant Vice President (1996 to
                                                                   2000), International Strategy & Investment,
                                                                   Inc. (registered investment advisor);
                                                                   Marketing Representative, US Healthcare,
                                                                   Inc. (1995 to 1996); Sales Manager, Donna
                                                                   Maione, Inc. (clothing manufacturer) (1994
                                                                   to 1995) and Deborah Wiley California
                                                                   (clothing manufacturer) (1989 to 1994).



   Directors and Executive Officers of the Fund are also directors and executive officers of all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex"). With the exception of Mr. Stevens, each of the above named persons serves in the capacity noted above for each fund in the Fund Complex.


DIRECTOR OWNERSHIP IN THE FUND(S)


                                             AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                         DOLLAR RANGE OF             DECEMBER 31, 2005 IN ALL
                     BENEFICIAL OWNERSHIP IN  FUNDS OVERSEEN BY DIRECTOR IN THE FUND
      DIRECTOR          THE FUND/(1)(2)/                  FAMILY/(1)(2)/
--------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------
 Joseph R. Hardiman      $10,001-$50,000                  $10,001-$50,000
 W. Murray Jacques       $10,001-$50,000                  $10,001-$50,000
 Louis E. Levy           $10,001-$50,000                  $10,001-$50,000
--------------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------------
 Edward S. Hyman          Over $100,000                    Over $100,000



/1/. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the Director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the Director can exert voting power or has authority to sell.

/2/. The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
     $50,001-$100,000, over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES


   As reported to the Fund, as of December 31, 2005 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisors, the Distributors, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisors or the Distributor.


COMPENSATION OF DIRECTORS AND OFFICERS

   Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisors or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.


   The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal period ended October 31, 2005.

                              COMPENSATION TABLE


                                                    TOTAL COMPENSATION FROM THE
                   AGGREGATE COMPENSATION FROM THE FUND AND FUND COMPLEX PAYABLE
DIRECTOR              FUND PAYABLE TO DIRECTORS            TO DIRECTORS
--------           ------------------------------- -----------------------------
Edward S. Hyman*               $    0                           $0

Joseph R. Hardiman             $1,370               $14,000 for service on 4
                                                    Boards in the Fund Complex

W. Murray Jacques              $1,370               $14,000 for service on 4
                                                    Boards in the Fund Complex

Louis E. Levy                  $1,370               $14,000 for service on 4
                                                    Boards in the Fund Complex


*  A Director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS


   The Board met four times during the fiscal year ended October 31, 2005 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such director served.

The Fund has an Audit and Compliance Committee ("Audit Committee") consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2005, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent audit firm employed by the Fund (including resolution of disagreements between management and the auditor regarding financial reporting). The Audit Committee reviews and approves in advance any proposals by management of the Fund or the Advisor to the Fund that the Fund, the Advisor, or their affiliated persons employ the Fund's independent auditor to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, to the Fund and to consider whether such services are consistent with the independent auditor's independence.

   The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Nominating Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Nominating Committee is charged with the duty of making all nominations for Directors to the Board. The Committee will not consider nominees for Directors received from security holders. The Committee did not meet during the fiscal year ended October 31, 2005.

   The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Compensation Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Committee did not meet during the fiscal year ended October 31, 2005.


CODE OF ETHICS

   The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons of the Fund to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the Code's provisions and reporting requirements.

   The Advisor and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons of the Fund that are employees of the Advisor and Distributor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

   The Sub-Advisor has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons of the Fund that are employees of the Sub-Advisor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. The Code also provides for pre-clearance of personal trades and imposes trading "blackout periods", subject to certain exceptions. The Code prohibits personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

   The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

INFORMATION CONCERNING INVESTMENT ADVISORY SERVICES

   ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of September 12, 1997 (the "Advisory Agreement"). LA Capital serves as the Fund's sub-advisor pursuant to a Sub-Advisory Agreement among the Fund, ISI and LA Capital dated as of March 29, 2002.


   ISI is a registered investment advisor that was formed in January 1991. ISI and International Strategy & Investment Group, Inc. ("ISI Group" or the "Distributor"), the Fund's distributor, employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed controlling persons of ISI. Due to his stock ownership, Mr. Hyman may be deemed a controlling person of ISI Group. ISI and ISI Group are also investment advisor and Distributor, respectively, to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., each an open-end management investment company.

These funds, along with the Fund, had approximately $513 million of net assets as of October 31, 2005.

   LA Capital, a California corporation, is a registered investment advisor with assets under management as of October 31, 2005, of approximately $3.4 billion across thirty-seven equity portfolios.


   Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio (3) provides the Board with regular financial reports and analysis with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical, and financial information pertinent to the Fund, and
(5) takes on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. ISI has delegated these responsibilities to LA Capital relating to the equity portion of the Fund's portfolio, provided that ISI continues to supervise the performance of LA Capital and report thereon to the Fund's Board. Any investment program undertaken by ISI or LA Capital will at all times be subject to the policies and control of the Fund's Board. Neither ISI nor LA Capital shall be liable to the Fund or its shareholders for any act or omission by ISI or LA Capital or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI and LA Capital to the Fund are not exclusive and both ISI and LA Capital are free to render similar services to others.


   As compensation for these services, ISI is entitled to receive an annual fee from the Fund calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's daily net asset value. As compensation for its services, LA Capital is entitled to receive a fee from ISI, payable out of ISI's advisory fee, calculated daily and payable monthly, at the annual rate of 0.16% of the Fund's average daily net assets.

   Advisory fees paid by the Fund to ISI under the Advisory Agreement for the fiscal years ended October 31, 2005, 2004 and 2003 were as follows:



                        FISCAL YEARS ENDED OCTOBER 31,
         -----------------------------------------------------------------
                2005                  2004                 2003/1/
         -------------------   -------------------   -------------------
              $221,220              $164,081                 --


--------
/1/  Net of fee waivers of $91,174




   The Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ISI may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment. The Sub-Advisory Agreement has similar termination provisions.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


   The following information was provided by ISI and LA Capital.

   As of October 31, 2005, Messrs. Hyman and Medaugh acted as portfolio managers for three other registered investment companies with net assets of approximately $453 million. No registered investment company pays ISI a performance based fee.

Messrs. Hyman and Medaugh acted as portfolio managers for nine other pooled investment vehicles with assets totaling $503,432,703 as of October 31, 2005. Of the nine pooled investment vehicles, four pay ISI a performance based fee. As of October 31, 2005, these four pooled investment vehicles had assets totaling $300,401,349. As of October 31, 2005, Messrs. Hyman and Medaugh did not service any other accounts.

   Messrs. Hyman and Medaugh, together with one other person, own 100% of ISI. Messrs. Hyman and Medaugh receive an annual draw of ISI's profits plus a bonus paid out of ISI's net income. The bonus is based on each portfolio manager's ownership interest of ISI.

   Thomas D. Stevens and David R. Borger serve as portfolio managers for the Fund. As of October 31, 2005, Messrs. Stevens and Borger acted as portfolio managers for 7 other registered investment companies with total assets of $516 million. No registered investment company pays LA Capital a performance fee. As of October 31, 2005, Messrs. Stevens and Borger did not service any pooled investment vehicles. As of the same date, Messrs. Stevens and Borger also managed 29 separate accounts with assets of approximately $2.9 billion. Three of these accounts pay LA Capital performance fees and assets in these accounts were approximately $439 million as of October 31, 2005.

   As principals of LA Capital, the compensation of Messrs. Stevens and Borger include an annual salary, contributions to their profit sharing plans, and a percentage of profits of LA Capital. Neither Mr. Stevens nor Mr. Borger own Shares.

As of December 31, 2005, Mr. Hyman and Mr. Medaugh each owned Fund shares valued over $1 million.

   ISI and LA Capital do not believe that material conflicts of interest arise as result of a portfolio manager's servicing of multiple accounts for the following reasons: (1) the management approach of ISI and LA Capital involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by ISI and LA Capital of portfolio allocation and best execution procedures, (3) the maintenance by ISI and LA Capital of Codes of Ethics that establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how ISI or LA Capital manages a client account.

   If a material conflict of interest arises between the Fund and other accounts managed by a portfolio manager, ISI and/or LA Capital will proceed in a manner that ensures that the Fund will not be materially treated less favorably.


ADMINISTRATION


   Citigroup Fund Services, LLC ("Citigroup"), Two Portland Square, Portland, ME 04101, is the administrator, transfer agent and fund accountant of the Fund. As administrator, pursuant to an agreement with the Fund, Citigroup is responsible for, among other things, providing administrative services to the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

   Effective May 1, 2004, Citigroup (1) receives a combined fee for administration, transfer agency and fund accounting services equal to .10% on the first $500 million in total Fund Complex assets, and 0.04% on total Fund Complex assets over $500 million, subject to a monthly minimum charge and
(2) monthly fees per each open account. Citigroup is also entitled to reimbursement of certain out-of-pocket expenses. Asset-based fees are calculated daily and all fees are paid monthly. The fee is applied to the assets of the Fund Complex and the resulting fee rate is then assessed to each fund.

   Prior to May 1, 2004, Citigroup received an annual fee from the Fund Complex for administration services equal to 0.05% of the total average daily net assets of the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the Fund Complex in excess of $750 million. These fees were allocated among the Funds in the Fund Complex in proportion to their relative net assets. Citigroup received a minimum fee of $3,000 per month from the Fund. The fees were accrued daily by the Fund and paid monthly for services performed under the agreement during the prior calendar month. Administration fees paid to Citigroup by the Fund for the fiscal years ended October 31, 2005, 2004 and 2003 were as follows:



                        FISCAL YEARS ENDED OCTOBER 31,
         -----------------------------------------------------------------
                2005                  2004                  2003
         -------------------   -------------------   -------------------
               $53,202               $37,429               $36,118


   The services agreement is terminable without penalty by the Board or by Citigroup on 60 days' written notice. Under the agreement, Citigroup is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect Citigroup from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.


DISTRIBUTION OF FUND SHARES

DISTRIBUTION AGREEMENT AND PLAN

   International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as distributor of the Shares pursuant to a Distribution Agreement effective September 12, 1997

(the "Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI.

   The Distribution Agreement provides that ISI Group, on behalf of the Fund, will: (i) solicit and receive orders for the purchase of Shares; (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.


     ISI Group continually distributes Shares but has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all of its promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


   The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement and the form of Agency Distribution and Shareholder Servicing Agreement (as described below), were most recently approved by the Board, including a majority of the Independent Directors, on September 22, 2005 and December 14, 2005, respectively.

   ISI Group has entered into Agency Distribution and Shareholder Servicing Agreements ("Agency Agreements") with Participating Dealers under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.


   In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.


   Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

     Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution and Shareholder Service Plan for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 22, 2005.

   In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan is a core component of the ongoing distribution of the Shares. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the Fund's shareholders. The Plan may be terminated at any time, and the Distribution Agreement may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares.


   During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.


   Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to Shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of the Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

   As compensation for providing distribution and related administrative services for the Shares as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the Fund's average daily net assets. ISI Group expects to allocate on a proportional basis up to all of its fees to Participating Dealers and Shareholder Servicing Agents. Mr. Hyman and Ms. Lazar, an interested Director and officer of the Fund, respectively, and owners of the Distributor, have a direct financial interest in the Plan due to their ownership interests in the Distributor.

   As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Distributor was paid the following amounts under the Plan:



                        FISCAL YEARS ENDED OCTOBER 31,
         -----------------------------------------------------------------
                2005                  2004                  2003
         -------------------   -------------------   -------------------
              $138,262              $102,550               $56,984


RECEIPT AND RETENTION OF SALES CHARGES


   The offering price of Shares includes the relevant sales charge. The commission paid to the Distributor is the sales charge less the reallowance paid to Participating Dealers. Normally, reallowances are paid to Participating Dealers as indicated in the following table.



                                                      SALES CHARGE AS A % OF
                                                    -------------------------
 AMOUNT OF PURCHASE                                 OFFERING PRICE REALLOWANCE
 ------------------                                 -------------- -----------
 Less than $100,000                                      3.00%        2.75%
 $100,000--$249,999                                      2.50%        2.25%
 $250,000--$499,999                                      2.00%        1.75%
 $500,000--$999,999                                      1.50%        1.25%
 $1,000,000--$1,999,999                                  0.75%        0.75%
 $2,000,000--$2,999,999                                  0.50%        0.50%
 $3,000,000 and over                                     None         None

For the fiscal years ended October 31, 2005, 2004 and 2003, the Distributor received the following commissions or sales charges and from such commissions or sales charges, the Distributor retained the following amounts:



                        FISCAL YEARS ENDED OCTOBER 31,
       -----------------------------------------------------------------------
               2005                    2004                    2003
       ---------------------   ---------------------   ---------------------
       RECEIVED    RETAINED    RECEIVED    RETAINED    RECEIVED    RETAINED
       ---------   ---------   ---------   ---------   ---------   ---------
       $259,195     $27,604    $165,042     $17,937     $87,266     $8,113

EXPENSES BORNE BY THE FUND

   Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by the Advisors, the Distributor or the Fund's administrator.


   The address of ISI Group is 40 West 57/th/ Street, 18/th/ Floor, New York, New York 10019.


PORTFOLIO HOLDINGS


   Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Fund's transfer agent at Two Portland Square, Portland, Maine 04101 or at (800) 882-8585. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

   The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Advisor, LA Capital, Citigroup and the Fund's custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to the Fund's nonpublic portfolio holdings information on an as needed basis. The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis. Mailing services (ADP) and financial printers receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

    No compensation is paid by the Fund, nor to the Fund's knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund's portfolio holdings. The Fund's, the Advisor's, the administrator's and the Distributor's Code of Ethics (collectively, the "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's public holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.


   The Fund's portfolio holdings disclosure policy is periodically reviewed by the Board. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the Chief Compliance Officer will make an annual report to the Board. In addition, the Board will receive any interim reports that the Chief Compliance Officer may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

BROKERAGE


    The Advisors, subject to the supervision of ISI, are each responsible for decisions to buy and sell securities for a portion of the Fund's portfolio, broker-dealer selection and negotiation of commission rates.


   Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between the Advisors and the broker-dealers. The Advisors may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, ISI Group.
                                      26

   In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with ISI Group in any transaction in which ISI Group acts as a principal.


   The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical or other research information or services which are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to the Advisors in fulfilling their obligations to the Fund.

   No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staffs, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. In over-the-counter transactions, the Advisors will not pay any commission or other remuneration for research services. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. However, LA Capital has no current intention to do so. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

   Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through ISI Group. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to ISI Group must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires the Advisors to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement does not provide for any reduction in the distribution fee to be received by ISI Group from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through ISI Group. The Advisors manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


   The following table shows the aggregate brokerage commissions with respect to the Fund for the fiscal years ended October 31, 2005, 2004 and 2003.



                        FISCAL YEARS ENDED OCTOBER 31,
         -----------------------------------------------------------------
                2005                  2004                  2003
         -------------------   -------------------   -------------------
               $36,276               $46,104               $39,143


   The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year, the type(s) of security and the aggregate value of the Fund's holdings of those securities as of the end of the Fund's most recent fiscal year.

REGULAR BROKER DEALER                             TYPE OF SECURITY   VALUE HELD
---------------------                           -------------------- ----------
JPMorgan Chase Bank, N.A.                       Repurchase Agreement  $813,000
Lehman Brothers Holdings, Inc.                  Common Stock          $646,218
Goldman Sachs Group, Inc.                       Common Stock          $631,850
Merrill Lynch & Co., Inc.                       Common Stock          $396,209
Morgan Stanley Dean Witter & Co.                Common Stock          $134,991
JPMorgan Chase Bank, N.A.                       Common Stock          $ 94,980
Bear Stearns Cos., Inc.                         Common Stock          $ 23,276


CAPITAL SHARES

   Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and one class of shares: ISI Strategy Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

   Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.


   The Fund's By-laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.


   There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.


   As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

   The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICIES AND PROCEDURES

   A copy of the Fund's proxy voting procedures adopted on behalf of the Fund are included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling
(800) 955-7175 or on the SEC's website at http://www.sec.gov.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

   The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust"), is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.


   Citigroup is the Fund's transfer agent and fund accountant. As transfer agent and distribution paying agent, Citigroup maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. Citigroup is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

   As fund accountant, Citigroup calculates the net asset value ("NAV") per share of the Fund and provides information necessary to prepare the Fund's financial statements and tax returns.

   Prior to May 1, 2004, the Fund paid Citigroup a base fee of $4,167 per month plus 0.0025% of the Fund's daily net assets for fund accounting services rendered. The fees were paid monthly for services performed during the prior calendar month. See "Administration" for combined fees paid to Citigroup for administration, transfer agency and fund accounting services rendered to the Fund effective May 1, 2004.

   As compensation for providing accounting services for the fiscal years ended October 31, 2004 and October 31, 2003, Citigroup received fees of $25,312 and $50,600, respectively.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The annual financial statements of the Fund were audited by the Fund's previous independent registered public accounting firm, Ernst & Young, LLP, located at 5 Times Square,

New York, New York 10036. Effective January 6, 2006, the Fund's independent registered public accounting firm is Briggs, Bunting & Dougherty, LLP located at Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102.


LEGAL MATTERS

   Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   To Fund management's knowledge, as of February 7, 2006, no shareholder owned beneficially or of record 5% or more of the total outstanding Shares of the Fund.

   In addition, to Fund management's knowledge, as of February 7, 2006, Directors and officers as a group owned 8.25% of the Fund's total outstanding Shares.

PORTFOLIO TURNOVER

   The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.


   The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:


                        FISCAL YEARS ENDED OCTOBER 31,
         -----------------------------------------------------------------
                2005                  2004                  2003
         -------------------   -------------------   -------------------
                 30%                   66%                   60%



The turnover rate has decreased due to a reduction in trading activity. The Advisor uses the 10-year US Treasury Bond market to measure the general market volatility rate. The trading range has been narrowing each year, providing Fund management's total return approach with fewer opportunities, particularly during the last fiscal year. The Advisor expects more opportunities in the future.


FINANCIAL STATEMENTS


   The financial statements for the Fund for the year ended October 31, 2005, are incorporated herein by reference to the Fund's annual report dated October 31, 2005.

                                  APPENDIX A


                            ISI STRATEGY FUND, INC.

                  POLICIES AND PROCEDURES FOR VOTING PROXIES

PURPOSE

Shareholders of ISI STRATEGY FUND, INC. (the "FUND") expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("POLICIES") received from issuers whose voting securities are held by the Fund.

RESPONSIBILITIES

1. ADVISOR. These Policies are to be implemented by Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") and any successor to LA Capital as the investment Advisor that exercises discretion to vote the equity securities from time to time held by the Fund (the "ADVISOR"). To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund delegates to the Advisor the authority to act on behalf of the Fund to promote the Fund's investment objectives, subject to the provisions of these Policies regarding resolution of a conflict of interest with respect to the Advisor.

   The Advisor shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of the Fund, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Advisor's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Advisor.

   The Advisor shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Advisor or to an agent of the Advisor selected by the Advisor to vote proxies with respect to which the Advisor has such discretion (a "PROXY VOTING SERVICE").

2. PROXY MANAGER. The Fund will appoint a proxy manager (the "PROXY MANAGER"), who shall be an officer of the Fund. The Proxy Manager shall oversee compliance by each Advisor and the Fund's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend, as appropriate, revisions to update these Policies to the Board.

SCOPE

These Policies summarize the Fund's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Advisor should vote the Fund's shares on each issue raised in a proxy statement. These policies and procedures are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

POLICIES AND PROCEDURES FOR VOTING PROXIES

1. GENERAL

   (i) USE OF PROXY VOTING SERVICE GUIDELINES. If (A) the Advisor has proprietary proxy voting guidelines that it uses for its clients or (B) the Advisor uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting and (C) such proxy voting guidelines have been approved as to form by the Board ("APPROVED GUIDELINES"), then the Advisor may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Approved Guidelines.

   (ii) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Approved Guidelines, the Advisor shall vote the Fund's proxies consistent with Sections 2 and 3 below.

2. ROUTINE MATTERS

   Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. However, the position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

   (i) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

   (ii) Appointment of Auditors. Management recommendations will generally be supported.

   (iii) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

3. NON-ROUTINE MATTERS

   (i) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

   (ii) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

   (iii) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

   (iv) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

   (v) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

4. CONFLICTS OF INTEREST

The Fund recognizes that under certain circumstances the Advisor may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Fund, the Advisor, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

The Advisor should vote proxies relating to such issuers in accordance with the following procedures:

   (i) ROUTINE MATTERS CONSISTENT WITH POLICIES. The Advisor may vote proxies for routine matters as required by these Policies or as required by the Approved Guidelines (if any).

   (ii) IMMATERIAL CONFLICTS. The Advisor may vote proxies for non-routine matters consistent with these Policies or any Approved Guidelines if the Advisor determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Advisor's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

   (iii) MATERIAL CONFLICTS AND NON-ROUTINE MATTERS. If the Advisor believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these Policies or the Approved Guidelines (if any), then --

       (1)If the Advisor uses a Proxy Voting Service, the proxy may be voted consistent with the recommendations of the Proxy Voting Service, PROVIDED that the Advisor believes that such a vote is consistent with the best interests of the Fund's shareholders.

       (2)If the Advisor does not use a Proxy Voting Service, then the Advisor shall contact the Proxy Manager for review and determination. In the event that the Proxy Manager determines that he/she has a conflict of interest, the Proxy Manager shall submit the matter for determination to a member of the Board of Directors of the Fund (the "Board") who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Proxy Manager or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

5. ABSTENTION

The Fund may abstain from voting proxies in certain circumstances. The Advisor or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

As adopted June 12, 2003.